                                                                  HydroFlo, Inc.
                                                             3721 Junction Blvd.
                                                               Raleigh, NC 27603
                                                             Phone: 919-772-9925
                                                            www.HydroFlo-Inc.com

________________________________________________________________________________
                               PROPOSAL/CONTRACT

Purchaser: Happy Cloud Ranch
           c/o Sid Goldstein Engineers
           650 Alamo Pintado Road, Suite 302                  DATE: Jan 24, 2003
           Solvang, CA 93463
           ATTN: William Sandberg

NOTE: Our Contract includes only the provisions set forth below and the terms &
      conditions on the reverse page hereof, including without limitation the reservation of security interest and warranty and liability limitations and price escalation clause.

A- (1) HydroFLo MTC-50-20 Aeration System and (1) Jet Mix Vortrex Mixing System
for Pond 2 per the attached Bill of Materials (both systems do not include pumps or control panels)

B- (2) HydroFlo MTC-25-20 Aeration Systems and (2) Jet Mix Vortex Mixing systems for Ponds 2A and 2B per the attached Bill of Materials (all systems do not include pumps or control panels)

C- Terms: 20% with Order, 20% w/drawing submittal, 40% at Delivery, 20%
Certification of Installation

                                TOTAL PRICE...........................$99,443.00

Notes:   1. Please refer to the attached Bill of Materials for a detailed description of the equipment and service included in the
            proposal/contract.

         2. The above price includes startup and operator training.

         3. This proposal does NOT include tax, installation, or any item not specifically mentioned.

___________________________________________________________________________________________________
TERMS:SEE ABOVE                              F.O.B. RALEIGH, NC

ESTIMATED SUBMITTAL TIME: 3 WEEKS,  ESTIMATED PRODUCTION TIME: 8 WEEKS AFTER RELEASE TO PRODUCTION
___________________________________________________________________________________________________

Accepted this 20th day of February, 2003                SUBMITTED thie 24th day of January, 2003

_____________________________________                   _____________________________________
        Name of Purchaser                                             HydroFlo, Inc.

By: /s/ Margaret Tsa I                                  By: /s/ Patrick F. Kennedy
Authorized Signature                                     Authorized Signature

Margaret Tsa I, Owner                                    Patrick F. Kennedy, Representative
Printed Name & Title                                 Printed Name & Title

If this proposal is accepted, please sign and send to:          HydroFlo, Inc.
                                                                c/o California Environmental Controls, Inc.
                                                                Post Office Box 469
                                                                Whitier, CA 90608-0469
                                                                562-945-3425